June 1, 2002

                   DREYFUS INSTITUTIONAL YIELD ADVANTAGE FUND

                          SUPPLEMENT TO THE PROSPECTUS
                            DATED NOVEMBER 15, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 13, 2002

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND' S PROSPECTUS.

     PLEASE REPLACE THE CURRENT PROSPECTUS DISCLOSURE UNDER "ACCOUNT POLICIES - MINIMUM INVESTMENTS" WITH THE FOLLOWING:

Minimum investments

                          Initial             Additional

INSTITUTIONAL SHARES      $10,000,000*           NONE
INVESTOR SHARES           $10,000,000*           NONE

* The minimum initial investment in Institutional shares and Investor shares is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among the fund, Dreyfus Institutional Cash Advantage Fund, Dreyfus Institutional Cash Advantage Plus Fund and the Dreyfus Cash Management Funds listed below, or (b) the investor has, in the opinion of Dreyfus Institutional Services Division, adequate intent and availability of assets to reach a future level of investment of $10,000,000 among the funds named above.

     IN ADDITION, PLEASE REPLACE THE CURRENT PROSPECTUS DISCLOSURE UNDER "SERVICES FOR FUND INVESTORS -- 'EXCHANGE PRIVILEGE' AND 'DREYFUS AUTO EXCHANGE PRIVILEGE'" WITH THE FOLLOWING:

EXCHANGE PRIVILEGE

INVESTORS MAY PURCHASE, IN EXCHANGE for Institutional shares or Investor shares of the fund, shares of the same class of any Dreyfus Cash Management Fund listed under "Account Policies" in this prospectus, or Institutional Advantage shares or Investor Advantage shares, respectively, of Dreyfus Institutional Cash Advantage Fund or Dreyfus Institutional Cash Advantage Plus Fund. These funds have different investment objectives that may be of interest to investors. Investors should read the current prospectus for any fund into which they are exchanging before investing. Any new account established through an exchange will have the same privileges as the original account (as long as they are available) . There is currently no fee for exchanges.

DREYFUS AUTO-EXCHANGE PRIVILEGE

DREYFUS AUTO-EXCHANGE PRIVILEGE enables an investor to invest regularly (on a monthly, semi-monthly, quarterly or annual basis), in exchange for Institutional shares or Investor shares of the fund, in shares of the same class of any Dreyfus Cash Management Fund listed under "Account Policies" in this prospectus, or Institutional Advantage shares or Investor Advantage shares, respectively, of Dreyfus Institutional Cash Advantage Fund or Dreyfus Institutional Cash Advantage Plus Fund, if the investor is a shareholder in such fund. There is currently no fee for this privilege.

                                                                       049s0602